UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2009

Answers Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street
Suite 1101
New York, NY 10001
(Address of Principal Executive Offices)

646-502-4777
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K and the exhibits hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.02                      Results of Operations and Financial Condition.

On February 19, 2009, Answers Corporation (the “Company”) issued a press release announcing its unaudited financial results for its fourth quarter and fiscal year ended December 31, 2008. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 7.01                      Regulation FD Disclosure.

On February 19, 2009, the Company held an earnings conference call to discuss its unaudited financial results for its fourth quarter and fiscal year ended December 31, 2008. A transcript of the earnings conference call is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by Answers Corporation, dated February 19, 2009
99.2	Transcript of February 19, 2009 Earnings Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION

By: /s/ Caleb A. Chill
Caleb A. Chill
VP General Counsel
& Corporate Secretary

Dated: February 19, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Answers Corporation, dated February 19, 2009
99.2	Transcript of February 19, 2009 Earnings Conference Call